Blue Chip Investor Fund
	Schedule of Investments
	March 31, 2026 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Asset Manager
81,150	Brookfield Corporation - Class A (Canada)	$ 3,284,141	7.62%

Commercial Printing
19,700	Cimpress PLC (Netherlands) *	1,438,100	3.34%

Consumer Discretionary Distribution & Retail
5,000	Amazon.com, Inc. *	1,041,350	2.42%

Diversified Companies
15	Berkshire Hathaway Inc. - Class A * (a)	10,772,100	24.99%

Fire, Marine & Casualty Insurance
1,750	Markel Group Inc. *	3,349,623	7.77%

Internet Content & Information
22,000	Alphabet Inc. - Class C	6,310,920	14.64%

Radio Broadcasting Stations
99,000	Sirius XM Holdings Inc.	2,284,920	5.30%

Retail - Catalog & Mail-Order Houses
8,800	Wayfair Inc. - Class A *	661,848	1.54%

Security Brokers, Dealers & Flotation Companies
23,600	Jefferies Financial Group Inc.	973,972	2.26%

Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland)	5,048,224	11.72%

Services - Miscellaneous Amusement & Recreation
17,000	The Walt Disney Company	1,638,460	3.80%

State Commercial Banks
1,000	First Citizens BancShares, Inc. - Class A	1,884,660	4.37%

Sugar & Confectionery Products
8,200	The Hershey Company	1,704,698	3.95%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation	1,820,940	4.22%

Total for Common Stocks - (Cost $21,044,247)		42,213,955	97.94%

Money Market Funds
913,752	Goldman Sachs Financial Square Government Fund
	Institutional Class - 3.53% **	913,752	2.12%
	(Cost - $913,752)

	Total Investments	43,127,707	100.06%
	(Cost - $21,957,999)

	Liabilities in Excess of Other Assets	(24,273)	-0.06%

	Net Assets	$ 43,103,434	100.00%

(a) The company's 2025 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
** The rate shown represents the 7-day yield at March 31, 2026.